Exhibit 10.1

CONSENT AND WAIVER AGREEMENT

THIS CONSENT AND WAIVER AGREEMENT (this “Consent and Waiver Agreement”) is made effective as of May 26, 2023.

AMONG:

(1)	D-WAVE QUANTUM INC., a Delaware corporation (the “Borrower”);

(2)	D-WAVE SYSTEMS INC., a British Columbia corporation (“D-Wave Systems”);

(3)	D-WAVE US INC., a Delaware corporation (“D-Wave US”);

(4)	D-WAVE GOVERNMENT INC., a Delaware corporation (“Government”);

(5)	D-WAVE COMMERCIAL INC., a Delaware corporation (“Commercial”);

(6)	D-WAVE INTERNATIONAL INC., a Canadian corporation (“International”);

(7)	D-WAVE QUANTUM SOLUTIONS INC., a Canadian corporation (“DQSI”);

(8)	OMNI CIRCUIT BOARDS LTD., a British Columbia corporation (“Omni”)

(9)	DPCM CAPITAL, INC., a Delaware corporation (“DPCM”)

(10)	1372929 B.C. LTD., a British Columbia corporation (“1372929”)

(11)	1372934 B.C. LTD., a British Columbia corporation (“1372934”)

(12)	DWSI CANADA HOLDINGS ULC, a British Columbia corporation (“DWSI”)

(13)
D-WAVE QUANTUM TECHNOLOGIES INC., a British Columbia corporation (“D-Wave Quantum” and, together with D-Wave Systems, D-Wave US, Government, Commercial, International, DQSI, Omni, DPCM, 1372929, 1372934 and DWSI, the “Guarantors”, and each, a “Guarantor”); and

(14)	PSPIB UNITAS INVESTMENTS II INC. (the “Lender”).

WHEREAS:

A.
The Borrower, as borrower, and the Guarantors, as guarantors, and the Lender, as lender and collateral agent, are party to a loan and security agreement dated as of April 13, 2023 (the “Loan Agreement”).

B.
Section 3.3(a)(iv) of the Loan Agreement provides that the Borrower shall use reasonable commercial efforts to provide the Lender, in its capacity as collateral agent, with an Account Control Agreement from any applicable depository institution for each Borrower’s deposit accounts in form and substance reasonably acceptable to the Lender (the “Account Control Agreements”) as soon as reasonably practicable, but in no event later than thirty (30) days following the advance of Loan A.

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C.
Section 6.10(b) of the Loan Agreement provides that the Borrower shall deliver to the Lenders an IP valuation report (the “IP Valuation Report”), prepared by management and a third party IP consultant reasonably acceptable to the Lenders for the purposes of valuing the intellectual property included in the Collateral no later than 45 days after the Closing Date.

D.
Section 6.10(c) of the Loan Agreement provides that the Advisor shall deliver to the Board of Directors and the Lender a recommendation regarding a long term liquidity plan and certain other matters (with any such long term liquidity plan to reflect a cash flow breakeven within eight quarters) (the “Advisor’s Recommendation”) no later than 45 days after the Closing Date.

E.
The Borrower has requested that the Lender consent to extend the Account Control Agreements delivery date to June 9, 2023, the IP Valuation Report delivery date to June 16, 2023 and the Advisor’s Recommendation delivery date to June 9, 2023, and the Lender has agreed to consent to such extensions on the terms and conditions set forth herein.

F.	All capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Loan Agreement.

NOW THEREFORE, in connection with the foregoing, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, and subject to the terms set out herein, the parties hereto agree as follows:

1.	The Lender agrees to extend:

(a)	the Account Control Agreements delivery date to June 9, 2023;

(b)	the IP Valuation Report delivery date to June 16, 2023, with a summary report being sufficient on such date, with the final detailed report to be provided within the following week; and

(c)	the Advisor’s Recommendation delivery date to June 9, 2023.

2.
For certainty, the consent and waiver provided in Section 1 hereof are provided solely in respect of the Account Control Agreements delivery date, the IP Valuation Report delivery date and the Advisor’s Recommendation delivery date and no other obligation, requirement or right of the Lender under the Loan Agreement is being waived or affected and all of the terms of the Loan Agreement and all other Loan Documents shall remain in full force and effect.  The Lender expressly reserves all rights, powers and discretions which it may have under the Loan Agreement or any other Loan Document.

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3.	This Consent and Waiver Agreement constitutes a Loan Document for the purposes of the Loan Agreement.

4.	Time is of the essence of this Consent and Waiver Agreement.

5.	This Consent and Waiver Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

6.
This Consent and Waiver Agreement is governed by and will be construed in accordance with the laws of the State of New York. Section 15 of the Loan Agreement applies to this Consent and Waiver Agreement (mutatis mutandis).

7.
This Consent and Waiver Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which will constitute together the one and the same agreement.

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IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first above written.

BORROWER:

D-WAVE QUANTUM INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President & CEO

GUARANTORS:

D-WAVE SYSTEMS INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

D-WAVE US INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

D-WAVE GOVERNMENT INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

D-WAVE COMMERCIAL INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

D-WAVE INTERNATIONAL INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

Signature Page - Consent

D-WAVE QUANTUM SOLUTIONS INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

OMNI CIRCUIT BOARDS LTD.

By:	/s/ Victoria Brydon
Name:	Victoria Brydon
Title:	Secretary

DPCM CAPITAL, INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

1372929 B.C. LTD.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

1372934 B.C. LTD.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

DWSI CANADA HOLDINGS ULC

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

D-WAVE QUANTUM TECHNOLOGIES INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President

Signature Page - Consent

LENDER AND COLLATERAL AGENT:

PSPIB UNITAS INVESTMENTS II INC.

By:	/s/ Jonathan Ostrzega
Name:	Jonathan Ostrzega
Title:	Authorized Signatory

By:	/s/ Michael Larkin
Name:	Michael Larkin
Title:	Authorized Signatory

Signature Page - Consent